Exhibit 99.3

Monthly Operating Report

ACCRUAL BASIS

2007

CASE  NAME: Kitty Hawk Cargo, Inc.

CASE  NUMBER: 07-44538

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 31, 2007

IN ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE  UNDER  PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT  AND  COMPLETE.  DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY):  IS  BASED  ON  ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	January 24, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	January 24, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

2007

CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007	December 2007
ASSETS
1.	UNRESTRICTED CASH	$901,444	$1,369,171	$783,166	$68,445
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$901,444	$1,369,171	$783,166	$68,445
4.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$12,340,333	$3,826,311	$1,013,546
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$161,981	$156,667	$153,917
8.	OTHER (ATTACH LIST)	$129,586	$40,715	$56,513	$56,359
9.	TOTAL CURRENT ASSETS	$15,553,353	$13,912,200	$4,822,657	$1,292,267
10.	PROPERTY, PLANT & EQUIPMENT	$511,103	$2,906,397	$2,906,397	$2,573,264
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$2,121,736	$2,158,768	$2,090,922
12.	NET PROPERTY, PLANT & EQUIPMENT	$511,103	$784,661	$747,629	$482,342
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$150,000	$0	$0	$0
16.	TOTAL ASSETS	$16,214,456	$14,696,861	$5,570,286	$1,774,609
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$346,032	$454,865	$337,025
18.	TAXES PAYABLE		$13,470	$5,249	$12,170
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$34,272,677	$25,886,488	$22,752,796
23.	TOTAL POSTPETITION LIABILITIES		$34,632,179	$26,346,602	$23,101,991
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$139,928	$139,611	$137,746
25.	PRIORITY DEBT	$223,906	$0	$0	$0
26.	UNSECURED DEBT	$3,562,306	$4,571,009	$4,502,984	$4,388,326
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$20,470,956	$4,710,937	$4,642,595	$4,526,072
29.	TOTAL LIABILITIES	$20,470,956	$39,343,116	$30,989,197	$27,628,063
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$(23,236,677)	$(23,236,677)	$(23,236,677)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(1,409,578)	$(2,182,234)	$(2,616,777)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$(24,646,255)	$(25,418,911)	$(25,853,454)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$20,470,956	$14,696,861	$5,570,286	$1,774,609

Monthly Operating Report

ACCRUAL BASIS-2

2007

CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007	December 2007	TOTAL
REVENUES
1.	GROSS REVENUES	$4,887,660	$(20,196)	$19,249	$4,886,713
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$4,887,660	$(20,196)	$19,249	$4,886,713
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$4,887,660	$(20,196)	$19,249	$4,886,713
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$5,769	$3,462	$0	$9,231
10.	SELLING & MARKETING	$127,489	$7,772	$2,577	$137,838
11.	GENERAL & ADMINISTRATIVE	$524,543	$423,736	$505,054	$1,453,333
12.	RENT & LEASE	$124,862	$227,416	$64,760	$417,038
13.	OTHER (ATTACH LIST)	$5,492,493	$74,316	$15,134	$5,581,943
14.	TOTAL OPERATING EXPENSES	$6,275,156	$736,702	$587,525	$7,599,383
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(1,387,496)	$(756,898)	$(568,276)	$(2,712,670)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$0	$21,366	$369,015	$390,381
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$228,393	$228,393
18.	INTEREST EXPENSE	$0	$91	$449	$540
19.	DEPRECIATION / DEPLETION	$22,082	$37,033	$(3,560)	$55,555
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$22,082	$15,758	$(143,733)	$(105,893)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$10,000	$10,000
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$10,000	$10,000
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(1,409,578)	$(772,656)	$(434,543)	$(2,616,777)

Monthly Operating Report

ACCRUAL BASIS-3

2007

CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007	December 2007	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH — BEGINNING OF MONTH	$901,444	$1,369,171	$783,166	$901,444
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$7,326,436	$9,431,173	$2,761,940	$19,519,549
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$7,326,436	$9,431,173	$2,761,940	$19,519,549
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$2,350	$0	$(1,447,402)	$(1,445,052)
9.	TOTAL NON-OPERATING RECEIPTS	$2,350	$0	$(1,447,402)	$(1,445,052)
10.	TOTAL RECEIPTS	$7,328,786	$9,431,173	$1,314,538	$18,074,497
11.	TOTAL CASH AVAILABLE	$8,230,230	$10,800,344	$2,097,704	$18,975,941
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$6,857,106	$10,010,919	$2,024,612	$18,892,637
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$3,953	$6,259	$4,647	$14,859
26.	TOTAL OPERATING DISBURSEMENTS	$6,861,059	$10,017,178	$2,029,259	$18,907,496
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$6,861,059	$10,017,178	$2,029,259	$18,907,496
32.	NET CASH FLOW	$467,727	$(586,005)	$(714,721)	$(832,999)
33.	CASH — END OF MONTH	$1,369,171	$783,166	$68,445	$68,445

Monthly Operating Report

ACCRUAL BASIS-4

2007

CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538

			SCHEDULE	MONTH	MONTH	MONTH
			AMOUNT	October 2007	November 2007	December 2007
ACCOUNTS RECEIVABLE AGING
1.	0-30			$10,350,494	$(200,386)	$(99,587)
2.	31-60			$2,329,444	$3,884,160	$(89,793)
3.	61-90			$172,339	$485,728	$1,236,194
4.	91+			$(343,249)	$(268,040)	$40,749
5.	TOTAL ACCOUNTS RECEIVABLE		$14,522,323	$12,509,028	$3,901,462	$1,087,563
6.	AMOUNT CONSIDERED UNCOLLECTIBLE			$174,153	$75,351	$74,213
7.	ACCOUNTS RECEIVABLE (NET)		$14,522,323	$12,334,875	$3,826,111	$1,013,350

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	December 2007

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$12,170	$0	$0	$0	$12,170
5.	TOTAL TAXES PAYABLE	$12,170	$0	$0	$0	$12,170

6.	ACCOUNTS PAYABLE	$(93,796)	$313,135	$95,261	$22,425	$337,025

STATUS OF POSTPETITION TAXES					MONTH:	December 2007

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
			LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**		$0	$12,059	$12,059	$0
2.	FICA-EMPLOYEE**		$0	$7,594	$7,594	$0
3.	FICA-EMPLOYER**		$0	$7,594	$7,594	$0
4.	UNEMPLOYMENT		$0	$5	$5	$0
5.	INCOME		$0	$0	$0	$0
6.	OTHER (ATTACH LIST)		$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES		$0	$27,252	$27,252	$0
STATE AND LOCAL
8.	WITHHOLDING		$0	$4,250	$4,250	$0
9.	SALES		$0	$0	$0	$0
10.	EXCISE		$0	$0	$0	$0
11.	UNEMPLOYMENT		$0	$5	$5	$0
12.	REAL PROPERTY		$0	$0	$0	$0
13.	PERSONAL PROPERTY		$0	$0	$0	$0
14.	OTHER (ATTACH LIST)		$0	$0	$0	$0
15.	TOTAL STATE & LOCAL		$0	$4,255	$4,255	$0
16.	TOTAL TAXES		$0	$31,507	$31,507	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

ACCRUAL BASIS-5

2007

CASE NAME: Kitty Hawk Cargo, Inc

CASE NUMBER: 07-44538

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

	MONTH:	December 2007
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Capital One	N/A	N/A
B.	ACCOUNT NUMBER:	3620477841
C.	PURPOSE (TYPE):	Depository
1.	BALANCE PER BANK STATEMENT	$66,597			$66,597
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$(502)			$(502)
5.	MONTH END BALANCE PER BOOKS	$66,095	$0	$0	$66,095
6.	NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
		PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$2,350

13.	TOTAL CASH — END OF MONTH				$68,445

Monthly Operating Report

ACCRUAL BASIS-6

2007

CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538

MONTH:	December 2007

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION  101 (31) (A)-(F)  OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Gregg Saylor	Salary, Expense Reports	$0	$9,231
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$9,231

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID*
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

			SCHEDULED		AMOUNTS
			MONTHLY		PAID	TOTAL
			PAYMENTS		DURING	UNPAID
NAME OF CREDITOR			DUE		MONTH	POSTPETITION
1.	Crown Credit (4 leases), lease cancelled 11/07		$1,434		$0	$2,868
2.	Duxbury Capital, lease cancelled 11/07		$669		$0	$1,338
3.	Coactive Capital		$1,048		$3,332	$0
4.	US Bank		$168,775		$338,775	$0
5.	Other facility leases cancelled 11/07
6.	TOTAL		$171,926		$342,107	$4,206

Monthly Operating Report

ACCRUAL BASIS-7

2007

CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538

MONTH:	December 2007

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 — Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court

8, 10 — DIP order in place with Laurus does not allow post-petition payments after 10/29 until Laurus is paid in full; expect payments to resume in 1/08

4 — Payment made on accrued vacation balances in accordance with first day orders.

INSURANCE
		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement

ACCRUAL BASIS

2007

CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538

MONTH: December 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account was transferred to paydown the Laurus Master Fund Secured Debt at Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

7		All insurance policies for Kitty Hawk Cargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc.
(Case #07-44536)

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis — 1, line 4 due to miscellaneous reconciling item of $196.

Case Name: Kitty Hawk Cargo, Inc.

Case Number: 07-44538

Details of Other Items

	December 2007
ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	56,359	Reported
A/R Employees	988
A/R Other	22,831
Deposits	32,634
A/R — 401(k) loan	(94)

	56,359	Detail
	0	Difference

22. OTHER (ATTACH LIST)	22,752,796	Reported
Intercompany Payables	22,653,097
Accrued Wages	16,440
Accrued 401(k)	2,114
General Accrued AP	81,145
Accrued Union Dues	0
	22,752,796	Detail
	0	Difference

ACCRUAL BASIS — 2

13. OTHER OPERATING EXPENSE	15,134	Reported
Airline Allocation	0
Chartered Airline Expense	0
Trucking expense	(4,711)
Allocation from Ground	0
Aircraft Ground Operations	3,340
Fuel	0
Freight Handling Wages	17,815
Freight Handling Contractors	(7,233)
GSE Wages	5,923
Other Support	0
Non-reorganization Professional Fees	0

	15,134	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	369,015	Reported
Gain on Sale of Assets	366,093
Other misc income	2,922

	369,015	Detail
	0	Difference

17. NON-OPERATING EXPENSE (ATT. LIST)	228,393	Reported
Write off software development costs	228,393

	228,393	Detail
	0	Difference

ACCRUAL BASIS — 3

8. OTHER (ATTACH LIST)	(1,447,402)	Reported
Transfer to Inc (#07-44536)	(1,447,402)

	(1,447,402)	Detail
	0	Difference

25. OTHER (ATTACH LIST)	4,647	Reported
Bank Charges	4,647

	4,647	Detail
	0	Difference

ACCRUAL BASIS — 4

Aging of Post-petition Taxes	12,170	Reported

Accrued franchise tax	341
Accrued property tax	25,484
Federal Excise Tax	(13,655)

	12,170	Detail
	0	Difference